QEP RESOURCES, INC.
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
(Unaudited)

On October 19, 2014, QEP Resources, Inc. ("QEP" or "the Company"), through its wholly owned subsidiary, QEP Field Services Company ("QEP Field Services"), entered into a membership interest purchase agreement with Tesoro Logistics LP, to sell QEP's midstream business, including the Company's ownership interest in QEP Midstream Partners, LP ("QEP Midstream"), for an aggregate consideration of $2.5 billion in cash, including $230.0 million refinance debt at QEP Midstream (the "Transaction"). On December 2, 2014, QEP completed the Transaction, which is subject to customary post-closing adjustments. QEP will retain ownership of QEP Field Services’ Haynesville Gathering System.

The unaudited pro forma balance sheet data as of September 30, 2014, is presented as if the Transaction had occurred on September 30, 2014. The unaudited pro forma statements of income data for the nine month period ended September 30, 2014, and the years ended December 31, 2013, 2012, and 2011, are presented as if the Transaction occurred at the beginning of each period. The unaudited pro forma financial information is subject to adjustments and is presented for informational purposes only and does not purport to represent what the Company's results of operations or financial position would actually have been if the Transaction had in fact occurred on the dates discussed above. It also does not project or forecast the Company's consolidated results of operations or financial position for any future date or period.

QEP RESOURCES, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

September 30, 2014	Historical	Pro Forma Adjustments		Pro Forma
	(in millions)
ASSETS
Current Assets
Cash and cash equivalents	$—	$2,500.0	(a)	$1,337.5
		(230.0)	(a)
		(897.5)	(a)
		(35.0)	(a)
Accounts receivable, net	599.4	—		599.4
Fair value of derivative contracts	32.6	—		32.6
Gas, oil and NGL inventories, at lower of average cost or market	16.4	—		16.4
Prepaid expenses and other	50.8	—		50.8
Current assets of discontinued operations held for sale	138.3	(138.3)	(b)	—
Total Current Assets	837.5	1,199.2		2,036.7
Property, Plant and Equipment (successful efforts method for oil and gas properties)
Proved properties	11,723.0	—		11,723.0
Unproved properties	1,120.5	—		1,120.5
Midstream	197.5	—		197.5
Marketing and resources	95.2	—		95.2
Material and supplies	55.3	—		55.3
Total Property, Plant and Equipment	13,191.5	—		13,191.5
Less Accumulated Depreciation, Depletion and Amortization
Exploration and production	4,915.0	—		4,915.0
Midstream	34.3	—		34.3
Marketing and resources	29.8	—		29.8
Total Accumulated Depreciation, Depletion and Amortization	4,979.1	—		4,979.1
Net Property, Plant and Equipment	8,212.4	—		8,212.4
Fair value of derivative contracts	12.7	(3.5)	(e)	9.2
Other noncurrent assets	39.4	—		39.4
Noncurrent assets of discontinued operations held for sale	1,174.2	(1,174.2)	(b)	—
TOTAL ASSETS	$10,276.2	$21.5		$10,297.7
LIABILITIES AND EQUITY
Current Liabilities
Checks outstanding in excess of cash balances	$36.8	$—		$36.8
Accounts payable and accrued expenses	691.4	—		691.4
Production and property taxes	73.5	—		73.5
Interest payable	34.1	—		34.1
Fair value of derivative contracts	4.5	(4.3)	(e)	0.2
Deferred income taxes	2.9	—		2.9
Current liabilities of discontinued operations held for sale	161.6	(161.6)	(b)	—
Total Current Liabilities	1,004.8	(165.9)		838.9
Long-term debt	3,115.5	(897.5)	(a)	2,218.0
Deferred income taxes	1,500.8	—		1,500.8
Asset retirement obligations	162.3	—		162.3
Fair value of derivative contracts	0.2	—		0.2
Other long-term liabilities	90.3	—		90.3
Noncurrent liabilities of discontinued operations held for sale	402.0	(172.0)	(b)	—
		(230.0)	(a)
Commitments and contingencies
EQUITY
Common Shareholders' Equity	3,505.6	1,981.6	(c)	5,487.2
Noncontrolling interest	494.7	(494.7)	(d)	—
Total Equity	4,000.3	1,486.9		5,487.2
TOTAL LIABILITIES AND EQUITY	$10,276.2	$21.5		$10,297.7

QEP RESOURCES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

Nine Months Ended September 30, 2014	Historical	Pro Forma Adjustments (g)		Pro Forma
	(in millions, except per share amounts)

REVENUES
Gas sales	$609.2	$—		$609.2
Oil sales	1,041.0	—		1,041.0
NGL sales	179.3	—		179.3
Other revenue	5.1	—		5.1
Purchased gas, oil and NGL sales	780.1	—		780.1
Total Revenues	2,614.7	—		2,614.7
OPERATING EXPENSES
Purchased gas, oil and NGL expense	775.5	—		775.5
Lease operating expense	177.0	—		177.0
Gas, oil and NGL transportation and other handling costs	198.5	—		198.5
Gathering and other expense	4.8	—		4.8
General and administrative	147.0	—		147.0
Production and property taxes	160.8	—		160.8
Depreciation, depletion and amortization	712.5	—		712.5
Exploration expenses	4.7	—		4.7
Impairment	3.6	—		3.6
Total Operating Expenses	2,184.4	—		2,184.4
Net gain (loss) from asset sales	(210.3)	—		(210.3)
OPERATING INCOME	220.0	—		220.0
Realized and unrealized gains (losses) on derivative contracts	(13.2)	2.1	(e)	(11.1)
Interest and other income	7.8	—		7.8
Income from unconsolidated affiliates	0.2	—		0.2
Interest expense	(128.4)	19.1	(e)	(109.3)
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	86.4	21.2		107.6
Income tax provision	(26.1)	(8.1)		(34.2)
NET INCOME FROM CONTINUING OPERATIONS	60.3	13.1		73.4
Net income attributable to noncontrolling interest	—	—		—
NET INCOME ATTRIBUTABLE TO QEP FROM CONTINUING OPERATIONS	$60.3	$13.1		$73.4

Earnings Per Common Share Attributable to QEP
Basic from continuing operations	$0.34			$0.41
Diluted from continuing operations	$0.34			$0.41
Weighted-average common shares outstanding
Used in basic calculation	180.0			180.0
Used in diluted calculation	180.4			180.4
Dividends per common share	$0.06			$0.06

QEP RESOURCES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

Year Ended December 31, 2013	Historical	Pro Forma Adjustments (f)		Pro Forma
	(in millions, except per share amounts)

REVENUES
Gas sales	$779.0	$—		$779.0
Oil sales	916.6	—		916.6
NGL sales	294.1	(101.9)		192.2
Other revenue	189.0	(166.6)		22.4
Purchased gas, oil and NGL sales	757.1	17.8		774.9
Total Revenues	2,935.8	(250.7)		2,685.1
OPERATING EXPENSES
Purchased gas, oil and NGL expense	765.9	17.6		783.5
Lease operating expense	177.8	3.5		181.3
Gas, oil and NGL transportation and other handling costs	141.4	80.6		222.0
Gathering and other expense	90.6	(82.2)		8.4
General and administrative	191.1	(30.7)		160.4
Production and property taxes	166.5	(5.2)		161.3
Depreciation, depletion and amortization	1,016.0	(52.2)		963.8
Exploration expenses	11.9	—		11.9
Impairment	93.0	—		93.0
Total Operating Expenses	2,654.2	(68.6)		2,585.6
Net gain (loss) from asset sales	103.0	0.5		103.5
OPERATING INCOME	384.6	(181.6)		203.0
Realized and unrealized gains (losses) on derivative contracts	58.9	(1.4)	(e)	57.5
Interest and other income	5.2	10.1		15.3
Income from unconsolidated affiliates	5.8	(5.8)		—
Interest expense	(163.3)	(1.7)		(145.3)
		19.7	(e)
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	291.2	(160.7)		130.5
Income tax provision	(119.8)	52.7		(67.1)
NET INCOME	171.4	(108.0)		63.4
Net income attributable to noncontrolling interest	(12.0)	12.0		—
NET INCOME ATTRIBUTABLE TO QEP FROM CONTINUING OPERATIONS	$159.4	$(96.0)		$63.4

Earnings Per Common Share Attributable to QEP
Basic from continuing operations	$0.89			$0.35
Diluted from continuing operations	$0.89			$0.35
Weighted-average common shares outstanding
Used in basic calculation	179.2			179.2
Used in diluted calculation	179.5			179.5
Dividends per common share	$0.08			$0.08

QEP RESOURCES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

Year Ended December 31, 2012	Historical	Pro Forma Adjustments (f)		Pro Forma
	(in millions, except per share amounts)

REVENUES
Gas sales	$667.4	$—		$667.4
Oil sales	532.6	—		532.6
NGL sales	322.1	(137.9)		184.2
Other revenue	181.6	(154.1)		27.5
Purchased gas, oil and NGL sales	646.1	13.9		660.0
Total Revenues	2,349.8	(278.1)		2,071.7
OPERATING EXPENSES
Purchased gas, oil and NGL expense	655.6	15.1		670.7
Lease operating expense	172.3	3.4		175.7
Gas, oil and NGL transportation and other handling costs	148.9	49.2		198.1
Gathering and other expense	88.0	(79.8)		8.2
General and administrative	266.6	(18.2)		248.4
Production and property taxes	103.4	(4.9)		98.5
Depreciation, depletion and amortization	905.3	(55.1)		850.2
Exploration expenses	11.2	—		11.2
Impairment	133.0	—		133.0
Total Operating Expenses	2,484.3	(90.3)		2,394.0
Net gain (loss) from asset sales	1.2	—		1.2
OPERATING INCOME	(133.3)	(187.8)		(321.1)
Realized and unrealized gains (losses) on derivative contracts	441.9	(8.4)		440.9
		7.4	(e)
Interest and other income	6.6	8.4		15.0
Income from unconsolidated affiliates	6.8	(6.8)		—
Loss from early extinguishment of debt	(0.6)	—		(0.6)
Interest expense	(122.9)	(3.4)		(117.1)
		9.2	(e)
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	198.5	(181.4)		17.1
Income tax provision	(66.5)	62.4		(4.1)
NET INCOME FROM CONTINUING OPERATIONS	132.0	(119.0)		13.0
Net income attributable to noncontrolling interest	(3.7)	3.7		—
NET INCOME ATTRIBUTABLE TO QEP FROM CONTINUING OPERATIONS	$128.3	$(115.3)		$13.0

Earnings Per Common Share Attributable to QEP
Basic from continuing operations	$0.72			$0.07
Diluted from continuing operations	$0.72			$0.07
Weighted-average common shares outstanding
Used in basic calculation	177.8			177.8
Used in diluted calculation	178.7			178.7
Dividends per common share	$0.08			$0.08

QEP RESOURCES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

Year Ended December 31, 2011	Historical	Pro Forma Adjustments (f)		Pro Forma
	(in millions, except per share amounts)

REVENUES
Gas sales	$1,239.1	$—		$1,239.1
Oil sales	324.2	—		324.2
NGL sales	309.8	(180.1)		129.7
Other revenue	200.8	(177.9)		22.9
Purchased gas, oil and NGL sales	1,085.3	33.8		1,119.1
Total Revenues	3,159.2	(324.2)		2,835.0
OPERATING EXPENSES
Purchased gas, oil and NGL expense	1,077.1	33.8		1,110.9
Lease operating expense	145.2	3.0		148.2
Gas, oil and NGL transportation and other handling costs	102.2	55.6		157.8
Gathering and other expense	107.3	(98.7)		8.6
General and administrative	123.2	(25.6)		97.6
Production and property taxes	105.4	(4.9)		100.5
Depreciation, depletion and amortization	765.6	(48.7)		716.9
Exploration expenses	10.5	—		10.5
Impairment	218.2	—		218.2
Total Operating Expenses	2,654.7	(85.5)		2,569.2
Net gain (loss) from asset sales	1.4	—		1.4
OPERATING INCOME	505.9	(238.7)		267.2
Interest and other income	4.1	5.1		9.2
Income from unconsolidated affiliates	5.5	(5.5)		—
Loss from early extinguishment of debt	(0.7)	—		(0.7)
Interest expense	(90.0)	(2.1)		(81.1)
		11.0	(e)
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	424.8	(230.2)		194.6
Income tax provision	(154.4)	84.7		(69.7)
NET INCOME FROM CONTINUING OPERATIONS	270.4	(145.5)		124.9
Net income attributable to noncontrolling interest	(3.2)	3.2		—
NET INCOME ATTRIBUTABLE TO QEP FROM CONTINUING OPERATIONS	$267.2	$(142.3)		$124.9

Earnings Per Common Share Attributable to QEP
Basic from continuing operations	$1.51			$0.71
Diluted from continuing operations	$1.50			$0.70
Weighted-average common shares outstanding
Used in basic calculation	176.5			176.5
Used in diluted calculation	178.4			178.4
Dividends per common share	$0.08			$0.08

QEP RESOURCES, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Note 1 - Pro Forma Adjustments

(a) To record proceeds of $2.5 billion from the disposition, net of $230.0 million to refinance indebtedness at QEP Midstream, QEP debt extinguishment of $897.5 million, which includes $297.5 million related to QEP's revolving credit facility and $600.0 million related to QEP's term loan, and estimated related fees and expenses of $35.0 million.

(b) To eliminate assets and liabilities of discontinued operations related to the sale of QEP Field Services.

(c) To adjust shareholders' equity which is primarily related to the gain on sale of QEP Field Services that would have been recorded as of September 30, 2014.

(d) To eliminate noncontrolling interest of discontinued operations related to the sale of QEP Field Services.

(e) To eliminate interest expense, assets and liabilities and realized and unrealized gain or loss associated with interest rate derivatives, including the tax impact, related to certain QEP indebtedness that was extinguished in conjunction with the disposition.

(f) To eliminate revenues and expenses and the associated intercompany elimination adjustments, including the tax impact, related to the operations of QEP Field Services, excluding QEP's Haynesville Gathering System.

(g) With the exception of the disposition related adjustments specifically discussed in note (e) above, no additional pro forma adjustments were required for the nine months ended September 30, 2014, since the results of operations for QEP Field Services, excluding QEP's Haynesville Gathering System, were presented as discontinued operations in the Company's third quarter 2014 Form 10-Q.

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